Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Russell 2000 Power Buffer ETF™ – April

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated March 1, 2021

March 25, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on March 31, 2021, and the Fund will commence a new outcome period that will begin on April 1, 2021 and end on March 31, 2022.  The Fund’s new Cap will not be determined until the start of the new outcome period on April 1, 2021.  Effective as of the commencement of the outcome period on April 1, 2021, the outcomes for the Fund will be based upon the iShares Russell 2000 ETF.  As of March 23, 2021, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Russell 2000 Power Buffer ETF™ – April	KAPR	11.70% – 16.45% (10.91% – 15.66% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference